Exhibit 99 (q)

FIRST EAGLE VARIABLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O’Connor and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Variable Funds.

/S/	Lisa Anderson
Name:	Lisa Anderson
Title:	Trustee
Date:	January 29, 2019

FIRST EAGLE VARIABLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O’Connor and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Variable Funds.

/S/	John P. Arnhold
Name:	John P. Arnhold
Title:	Trustee
Date:	December 19, 2018

FIRST EAGLE VARIABLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O’Connor and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Variable Funds.

/S/	Jean-Marie Eveillard
Name:	Jean-Marie Eveillard
Title:	Trustee
Date:	January 21, 2019

FIRST EAGLE VARIABLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O’Connor and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Variable Funds.

/S/	Candace K. Beinecke
Name:	Candace K. Beinecke
Title:	Trustee
Date:	January 28, 2019

FIRST EAGLE VARIABLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O’Connor and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Variable Funds.

/S/	Jean D. Hamilton
Name:	Jean D. Hamilton
Title:	Trustee
Date:	December 28, 2018

FIRST EAGLE VARIABLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O’Connor and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Variable Funds.

/S/	James E. Jordan
Name:	James E. Jordan
Title:	Trustee
Date:	January 5, 2019

FIRST EAGLE VARIABLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O’Connor and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Variable Funds.

/S/	William M. Kelly
Name:	William M. Kelly
Title:	Trustee
Date:	December 20, 2018

FIRST EAGLE VARIABLE FUNDS

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O’Connor and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the First Eagle Variable Funds.

/S/	Paul J. Lawler
Name:	Paul J. Lawler
Title:	Trustee
Date:	January 29, 2019